Victory Funds

Victory S&P 500 Index Fund

(the “Fund”)

Supplement dated July 20, 2020

to the Summary Prospectus dated November 1, 2019 (“Summary Prospectus”)

Effective August 1, 2020 (the “Effective Date”), shareholders that purchase Class A shares of the Fund will be subject to a revised initial sales charge (i.e., “front-end sales load”) breakpoint schedule. Accordingly, as of the Effective Date purchases of Class A shares of the Fund will be subject to the following maximum sales charges: 2.25% for purchases of up to $100,000, and 1.75% for purchases of $100,001 up to $249,999. There will be no sales charge for purchases of Class A shares of the Fund of $250,000 and above. All other sales charge waivers and reductions described elsewhere in the Fund’s Prospectus or Statement of Additional Information (SAI) still apply.

As of the Effective Date, the Summary Prospectus is revised as set forth below.

1.	The following replaces the “Shareholder Fees” in the table in the section titled “Fund Fees and Expenses” on page 1 of the Summary Prospectus.

Shareholder Fees (paid directly from your investment)	Class A	Class R	Class Y
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	2.25%	NONE	NONE

Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE	NONE	NONE

2.	The following replaces the information for Class A shares presented in the Expense Example table on page 2 of the Summary Prospectus.

	1 Year	3 Years	5 Years	10 Years
Class A	$278	$391	$515	$875

3.	The Investment Performance information for Class A shares of the Fund found on page 4 of the Summary Prospectus has not been restated to reflect the change in maximum sales charge that will take effect on the Effective Date.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863 or your financial advisor.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.